FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS	FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTSAs of December 31, 2022 and 2021, there were no assets and liabilities that were accounted for at fair value on a reoccurring basis.
Fair value measurements are categorized in one of the following three levels based on the lowest level input that is significant to the fair value measurement in its entirety:
Level 1 - Inputs to the valuation methodology are unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 - Observable inputs other than quoted prices in active markets for identical assets or liabilities include:
a.quoted prices for similar assets or liabilities in active markets;
b.quoted prices for identical or similar assets or liabilities in inactive markets;
c.inputs other than quoted prices that are observable for the asset or liability;
d.inputs that are derived principally from or corroborated by observable market data by correlation or other means.
If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.
Level 3- Inputs to the valuation methodology are unobservable (i.e., supported by little or no market activity) and significant to the fair value measure.
The carrying amount of the Company's term loan approximates fair value based upon market interest rates available to us for debt of similar risk and maturities. Refer to Note 13, Debt, for further information regarding the Company’s term loan. The carrying amount of cash and cash equivalents and restricted cash approximates fair value.